                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant /X/
Filed by the Party other than the Registrant / /
Check the appropriate box:

/ /   Preliminary Proxy Statement                 / / Confidential, for Use of
/X/   Definitive Proxy Statement                  the Commission Only (as
/ /   Definitive Additional Materials             permitted by Rule 14a-6(e)(2))
/ /   Soliciting Material Under Rule 14a-12


                               VERSANT CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

       2)   Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
            0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



            --------------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------
       5)   Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)   Amount previously paid:


            --------------------------------------------------------------------

       2)   Form, Schedule or Registration Statement No.:


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       3)   Filing Party:


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       4)   Date Filed:


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


                                 [VERSANT LOGO]


                                 April 27, 2001

To Our Shareholders:

               You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Versant Corporation to be held at Versant's executive offices at 6539 Dumbarton Circle, Fremont, California 94555, on Thursday, June 14, 2001, at 10 a.m., Pacific Time.

               The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Shareholders and Proxy Statement.

               It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

               We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Nick Ordon
                                   --------------
                                   Nick Ordon
                                   President and Chief Executive Officer

                               VERSANT CORPORATION
                              6539 DUMBARTON CIRCLE
                            FREMONT, CALIFORNIA 94555

                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2001

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Versant Corporation (the "Company") will be held at the Company's executive offices at 6539 Dumbarton Circle, Fremont, California 94555, on Thursday, June 14, 2001, at 10 a.m., Pacific Time for the following purposes:

         1. To elect six (6) directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                     David Banks             Nick Ordon      William R. Shellooe
                     William Henry Delevati  Shyam Rangole   Bernhard Woebker

         2. To ratify and approve amendments to the Company's 1996 Equity Incentive Plan made by the Board of Directors to increase the number of shares of Common Stock reserved for issuance by an aggregate of 1,500,000 shares.

         3. To approve amendments to the Company's 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan by an aggregate of 350,000 shares.

         4. To approve an amendment to the Company's 1996 Directors Stock Option Plan to:

                  o increase the number of shares of Common Stock reserved for issuance under the plan by 100,000 shares;

                  o increase the size of the initial grant to directors from 10,000 shares to 20,000 shares; and

                  o increase the size of succeeding grants to directors from 5,000 shares to 10,000 shares.

         5. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 24, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                   By Order of the Board of Directors


                                   /s/ Nick Ordon
                                   --------------
                                   Nick Ordon
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fremont, California
April 27, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                               VERSANT CORPORATION
                              6539 DUMBARTON CIRCLE
                            FREMONT, CALIFORNIA 94555

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                                 April 27, 2001

                INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

DATE, TIME AND PLACE OF THE MEETING

         The accompanying Proxy is solicited on behalf of the Board of Directors (the "Board") of Versant Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices, located at 6539 Dumbarton Circle, Fremont, California 94555, on Thursday, June 14, 2001, at 10 a.m., Pacific Time (the "Meeting"). This Proxy Statement and the accompanying form of Proxy were first mailed or delivered to shareholders on or about May 10, 2001. The Company's 2000 Annual Report on Form 10-K is enclosed with this Proxy Statement.

RECORD DATE, OUTSTANDING SHARES AND QUORUM

         Holders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on April 24, 2001 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had 11,985,287 shares of Common Stock outstanding and entitled to vote and 1,313,743 shares of Series A Preferred Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business.

         Holders of Common Stock are entitled to one vote for each share held as of the Record Date. Holders of Series A Preferred Stock are entitled to one vote for each share held as of the Record Date. In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock or Series A Preferred Stock indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

         Directors will be elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting that are voted on the election of directors. Approval of the other proposals requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting that are voted "FOR" or "AGAINST" the proposal AND the affirmative votes must constitute at least a majority of the required quorum. Neither an abstention nor a broker non-vote will be counted as a vote "FOR" or "AGAINST" Proposal Nos. 2, 3, 4 and 5. All votes will be tabulated by the inspector of elections appointed for the Meeting. Each of the Company's proposals requires that a quorum be present at the Meeting.

SOLICITATION AND VOTING OF PROXIES

         Unless otherwise instructed, each valid returned Proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "FOR" the nominees of the Board and "FOR" Proposal Nos. 2, 3, 4 and 5 described in this Proxy Statement, and at the Proxy holder's discretion, on such other matters, if any, that may come before the Meeting (including any proposal to adjourn the Meeting).

         In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitations of

Proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by Proxy at the Meeting and entitled to vote.

         The expenses of soliciting Proxies will be paid by the Company. Following the original mailing of the Proxy Statement, the Proxy and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares of Common Stock or Series A Preferred Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

REVOCATION OF PROXIES

         Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a writing delivered to the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. PLEASE NOTE, HOWEVER, THAT IF A SHAREHOLDER'S SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND THAT SHAREHOLDER WISHES TO VOTE AT THE MEETING, THE SHAREHOLDER MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING THAT SHAREHOLDER'S BENEFICIAL OWNERSHIP OF THE SHARES.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

DIRECTORS/NOMINEES

         At the Meeting, shareholders will elect six directors, which will be the number of directors authorized by the Board pursuant to the Company's Bylaws as of the date of the Meeting, to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified, or until such directors' earlier resignation or removal. Shares represented by the accompanying Proxy will be voted for the election of six nominees (recommended by the Board) who are named in the following table, unless the Proxy is marked in such a manner as to withhold authority so to vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting that are voted on the election of directors. The Company has no reason to believe that the nominees for election will not be available to serve their prescribed terms. However, if any nominee for any reason is unable to serve or will not serve, the Proxy may be voted for such substitute nominee as the persons appointed in the Proxy may in their discretion determine.

         The following table sets forth certain information concerning the nominees (each of whom is currently a director of the Company), which is based on data furnished by them:

                                                                                                   DIRECTOR
NAME OF NOMINEE                        AGE      PRINCIPAL OCCUPATION                                 SINCE
---------------                        ---      --------------------                               --------

Nick Ordon .......................      53      President and Chief Executive Officer                 1998
                                                    of the Company

David Banks (1)(2) ...............      55      Consultant                                            1993

William Henry Delevati (1)(2) ....      52      Consultant                                            1999

Shyam Rangole (1) ................      61      Vice President, Information Technology,               2000
                                                    Sun Microsystems, Inc.

William R. Shellooe ..............      63      Senior Vice President, Worldwide Field
                                                    Operations of the Company                         2000

Bernhard Woebker .................      51      Consultant, E.M. Warburg, Pincus & Co. LLC            1999

------------------------------
         (1)      Member of the Audit Committee.
         (2)      Member of the Compensation Committee.

         NICK ORDON has served as President, Chief Executive Officer and a director of the Company since he joined the Company in January 1998. From July 1996 to December 1997, Mr. Ordon was Vice President and General Manager of Lotus Messaging at Lotus Development Corporation, a software development company and wholly-owned subsidiary of International Business Machines Corporation. From August 1994 to July 1996, he was Vice President and General Manager of the Commercial Business Unit of Lockheed Martin Corporation, an aerospace products company. From January 1993 to August 1994, Mr. Ordon served as General Manager, NetWare Operations with Hewlett-Packard Company. Mr. Ordon received both a Bachelor and Masters of Science degree in Aerospace Engineering from the University of Colorado in 1970 and 1971 respectively, and a Masters of Business Administration degree in Finance and Operations from Syracuse University in 1980.

         DAVID BANKS has served as a director of the Company since April 1993. Mr. Banks is currently a consultant to various companies located in the Silicon Valley area. From January 1998 to January 1999, Mr. Banks served as a consultant to the Company. From April 1993 to January 1998, Mr. Banks was the Company's President and Chief Executive Officer. From January 1985 to January 1989, Mr. Banks served as Chief Executive Officer and President of Cadre Technologies Incorporated, a software development company. In January 1989, following a merger of MicroCase Inc. and Cadre, Mr. Banks was named President of Cadre, a position he held until mid-1992, when he became Executive Vice President of Cadre. Mr. Banks served in this position until December 1992. Mr. Banks received a Bachelor of Science degree in Chemistry from Indiana University in 1967, a Masters of Science degree in

Chemistry from the University of California, San Diego in 1968 and a Masters of Business Administration degree from Purdue University in 1969.

         WILLIAM HENRY DELEVATI has served as a director of the Company since October 1999. Mr. Delevati is currently a consultant to various companies located in the Silicon Valley area. From October 1999 to April 2000, Mr. Delevati served as the Senior Vice President, Information Technology and CIO of Aspect Technology, an automated call device company. From November 1995 to April 1999, Mr. Delevati served as Vice President of Worldwide Information Services for Quantum Corporation, a storage device company. From April 1995 to November 1995, he was Chief Information Officer, Senior Vice President of MIS for Conner Peripherals, a storage device company. From September 1994 to April 1995, he was Chief Information Officer, Vice President of Worldwide MIS for Borland Corporation, a software tools company. From September 1993 to September 1994, he was Chief Information Officer, Vice President of Worldwide MIS for Logitech, a computer peripheral device company. From December 1987 to September 1993, he was Director of Application Development and Global Information Resources for Sun Microsystems, Inc. Mr. Delevati received a Bachelor of Science degree in Operations Research in 1974 from Arizona State University.

         SHYAM RANGOLE has served as a director of the Company since October 2000. Since 1996, Mr. Rangole has been Vice President of Information Technology of Sun Microsystems, Inc. From 1987 to 1986, he held various management positions with Sun, including Director of IT Operations and Vice President of Information Technology for the SunSoft, Corporate Resources, Network Storage and Vendor Relations and Sourcing groups. Mr. Rangole received a Bachelor of Science degree in Mechanical Engineering in 1961 from Nagpur University, India and a Masters of Science degree in Industrial Engineering and Operations Research in 1970 from the University of Oklahoma.

         WILLIAM R. SHELLOOE has served as a director of the Company since April 2000 and as Senior Vice President, Worldwide Field Operations of the Company since October 2000. Between April 1997 and October 2000, Mr. Shellooe was Vice President of Sales for HAL Computer, a company that develops SPARC processors and a subsidiary of Fujitsu Corporation. Between 1994 and 1997, Mr. Shellooe served in a variety of executive officer positions with AXIL Computer, Inc., a SPARC systems company and a subsidiary of Hyundai Electronics. From January 1994 to December 1994, he served as Vice President of Sales of AXIL, from December 1994 to July 1996, as its Senior Vice President of Sales and Marketing and from July 1996 to February 1997 as its Chief Executive Officer. Prior to working with AXIL Computer, Inc., Mr. Shellooe served in a variety of executive management positions with MASPAR Computer Corporation, Pyramid Technology and Hewlett Packard. Mr. Shellooe received his Bachelor of Science degree in Electrical Engineering in 1960 and a Masters of Business Administration degree in 1966 from the University of Santa Clara.

         BERNHARD WOEBKER has served as a director of the Company since June 1999. He has served as Executive Vice President of the Company since January 1999. Beginning January 1, 2000, Mr. Woebker significantly reduced his daily involvement with the Company while retaining his operational and managerial roles in these positions. Beginning January 1, 2000, Mr. Woebker also began serving on a part-time basis as a consultant with the investment banking firm E.M. Warburg, Pincus & Co. LLC. Mr. Woebker joined Versant in March 1997 and served as Vice President and General Manager Europe, from that date to January 1999. From 1994 to March 1997, he was President of Versant Object Technology GmbH, an independently-owned distributorship for Versant products in Europe that was acquired by the Company in March 1997. From 1976 until 1994, Mr. Woebker held a variety of positions in Germany and the United States with Nixdorf Computer AG, Nixdorf Computer Engineering Corp. and Siemens Nixdorf Informationssysteme AG, all information technology companies, including President and CEO of Nixdorf Computer Engineering Corp. in Boston, Massachusetts from 1986 to 1989. Mr. Woebker has also served as Senior Vice President, Pyramid Technology Corp./Europe and as Vice President, NeXT Computer, Inc./Europe. Mr. Woebker received a Masters of Science degree in Mathematics and Computer Science from the University of Hannover in 1973.

         There is no family relationship between any of the foregoing nominees or between any of such nominees and any of the Company's executive officers. The Company's executive officers serve at the discretion of the Board.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During 2000, the Board met five times, including telephone conference meetings, and took no actions by written consent. Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

         AUDIT COMMITTEE. Messrs. Banks, Delevati and Rangole are currently the members of the Audit Committee. Mr. Banks has served on the Audit Committee since June 1999. Mr. Delevati has served in this capacity since October 2000 and Mr. Rangole since November 2000. In addition, Stephen Gaal, a former director of the Company, served on the Audit Committee between June 1999 and June 2000, and William R. Shellooe served on the Audit Committee between June 2000 and October 2000. Each member of the Audit Committee is an "independent director" within the meaning of Marketplace Rule 4200(a)(14) of the National Association of Securities Dealers. The Audit Committee met three times and took no action by written consent during 2000. The Audit Committee has the responsibilities set forth in the Audit Committee Charter, a copy of which is attached to this Proxy Statement as EXHIBIT A. These responsibilities include:

         o monitoring the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control conducted by the Company's independent auditors and the Company's financial and senior management;

         o reviewing and evaluating the independence and performance of the Company's independent auditors; and

         o facilitating communication among the Company's independent auditors, the Company's financial and senior management and the Board.

         COMPENSATION COMMITTEE. Messrs. Banks and Delevati are currently the members of the Compensation Committee and have served in this capacity since June 2000. Between June 1999 and June 2000, Stephen Gaal and Mark Leslie, both former directors of the Company, were the members of the Compensation Committee. The Compensation Committee met three times and acted by written consent three times during 2000. The Compensation Committee is responsible for:

         o reviewing and submitting to the Board for approval major compensation and benefits programs and plans, such as stock option, stock purchase, 401(k) and bonus plans, and amendments thereto;

         o administering the Company's 1996 Equity Incentive Plan and approving all option grants pursuant thereto;

         o        administering the Company's 1996 Employee Stock Purchase Plan;

         o reviewing and approving for submission to the Board the election of corporate officers and the designation of officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         o reviewing the performance of corporate officers and reviewing and approving their compensation, including salary, bonus awards and major perquisites;

         o reviewing and approving compensation ranges for non-officer employees;

         o reviewing significant changes to the structure of the Company's organization; and

         o preparing a report to shareholders on compensation policy for inclusion in the Company's proxy statement, if applicable.

         No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

DIRECTOR COMPENSATION

         Directors of the Company do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending meetings of the Board.

         Directors who are not officers of the Company are entitled to participate in the 1996 Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to provide incentive for members of the Board who are not also employees of the Company or any parent, subsidiary or affiliate of the Company by providing such persons with an opportunity to purchase shares of Common Stock of the Company. The Directors Plan provides that each non-employee director automatically receives an option to purchase 10,000 shares of the Company's Common Stock upon initially joining the Board and automatically receives an option to purchase 5,000 shares of the Company's Common Stock each year on the anniversary of the initial grant to such non-employee director, as long as the director continues to serve on the Board. If the shareholders approve Proposal No. 4, below, these amounts will be increased, and in the future each non-employee director will automatically receive 20,000 shares of the Company's Common Stock upon initially joining the Board and will automatically receive an option to purchase 10,000 shares of the Company's Common Stock on the anniversary of that director's initial grant.

         During 2000, the following option grants were made to the Company's directors pursuant to the Directors Plan. On April 17, 2000, the Company granted to Mr. Shellooe an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.25 per share pursuant to the automatic initial grant provisions of this plan. On July 17, 2000, the Company granted to Mr. Banks an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $4.9375 per share pursuant to the automatic succeeding grant provisions of this plan. On October 18, 2000, the Company granted to Mr. Rangole an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $4.375 per share pursuant to the automatic initial grant provisions of this plan. On October 23, 2000, the Company granted to Mr. Delevati an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $5.6875 per share pursuant to the automatic succeeding grant provisions of this plan. Grants under this plan vest 50% on each of the two anniversaries following the date of grant so long as the recipients of such grants continue to serve as directors or consultants to the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS.

           PROPOSAL NO. 2-- RATIFICATION AND APPROVAL OF AMENDMENTS TO
                    THE COMPANY'S 1996 EQUITY INCENTIVE PLAN

         Shareholders are being asked to (i) ratify an amendment to the Company's 1996 Equity Incentive Plan (the "Incentive Plan") made by the Board in January 2001, immediately increasing the number of shares of Common Stock reserved for issuance under the Incentive Plan by 500,000 and (ii) approve a further amendment of the Incentive Plan to provide for an additional increase in the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, effective upon shareholder approval at the Meeting, so that the total number of shares authorized for issuance under the Incentive Plan will be 4,400,000, plus any shares remaining under the Company's 1989 Stock Option Plan (the "Prior Plan"), as discussed below. As of April 24, 2001, an aggregate of 1,396,098 shares remained available for grant under the Prior Plan and the Incentive Plan (including the 500,000 share increase and the 1,000,000 share increase subject to shareholder approval). The Board believes that adding shares to the Incentive Plan is in the best interests of the Company because it will permit the Company to attract and retain employees by providing them with appropriate equity incentives. The Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

         Set forth below is a summary of the principal features of the Incentive Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Incentive Plan. The Company will provide, without charge and upon request, to each person to whom a Proxy Statement is delivered, a copy of the Incentive Plan. Any such request should be directed as follows: Secretary, Versant Corporation, 6539 Dumbarton Circle, Fremont, California 94555; telephone number (510) 789-1500; facsimile (510) 789-1515.

INCENTIVE PLAN HISTORY

         The Board adopted the Incentive Plan in May 1996 and at that time reserved a total of 850,000 shares of the Company's Common Stock for issuance thereunder. The Incentive Plan was approved by the shareholders in June 1996. In 1997, the Board amended the Incentive Plan to increase the number of shares of Common Stock reserved for issuance by 800,000, and this amendment was approved by the shareholders in June 1997. The Board approved an amendment to the Incentive Plan in April 1999, which was approved by the shareholders in June 1999, to increase the number of shares of Common Stock reserved for issuance by 250,000. The Board approved an amendment to the Incentive Plan in January 2000 to increase the number of shares reserved for issuance by 500,000, and the shareholders ratified this amendment in June 2000. In April 2000, the Board approved a further amendment to the Incentive Plan, to be effective upon shareholder approval, to increase the number of shares reserved for issuance by an additional 500,000. The shareholders approved this amendment as well in June 2000.

         As mentioned above, the Board approved amendments to the Incentive Plan in January 2001 to increase immediately the number of shares reserved for issuance by 500,000 and a further increase of 1,000,000 shares, effective upon shareholder approval at the Meeting. The Board's January 2001 approval of the 500,000 share increase stipulated that at least 80% of the option grants from these 500,000 shares be made to non-officer employees of the Company and that all grants from these 500,000 shares be made in the form of non-qualified stock options. The Company is now seeking ratification and approval by the shareholders of these two amendments.

SHARES SUBJECT TO THE INCENTIVE PLAN

         The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. As of April 24, 2001, the Board had reserved an aggregate of 4,400,000 shares of Common Stock for issuance under the Incentive Plan, including the 1,500,000 shares approved by the Board in January 2001. In addition, any shares remaining unissued under the Prior Plan on the effective date of the Incentive Plan, any shares repurchased at the original issuance price under the Prior Plan, and any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for distribution under the Prior Plan but will be available for distribution under the Incentive Plan. Shares subject to an option granted pursuant to the Incentive Plan that expires or terminates for any reason without being exercised or shares subject to an award granted pursuant to the Incentive Plan that are forfeited or are repurchased by the Company at the original issue price or are subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to awards under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. If the Company's shareholders adopt this proposal, the maximum number of shares that may be issued under the Incentive Plan will be 4,400,000 shares, plus shares remaining under the Prior Plan.

ELIGIBILITY

         Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 400,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 600,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 24, 2001, approximately 154 persons were eligible to participate in the Incentive Plan, 713,835 shares had been issued upon exercise of options, 2,826,531 shares were subject to outstanding options and no shares had been issued pursuant to stock bonus awards. As of that date, 1,396,098 shares were available for future grant, after taking into account any shares issuable upon exercise of options granted pursuant to the Prior Plan that have expired or become unexercisable without having been exercised in full and that have become available for distribution under the Incentive Plan and including the 1,500,000 shares approved by the Board in January 2001. The closing price of the Company's Common Stock on the Nasdaq National Market was $1.60 per share as of April 23, 2001, the last trading day before the Record Date.

         As of April 24, 2001, the following executive officers had been granted options to purchase the following aggregate numbers of shares under the Incentive Plan: Nick Ordon (President and Chief Executive Officer and a director), 550,000 shares; Bernhard Woebker (Executive Vice President and a director), 333,000 shares; Gary Rhea (former Chief Financial Officer), 248,000 shares; and William R. Shellooe (Senior Vice President, Worldwide Field Operations and a director), 125,000 shares. Current executive officers as a group have been granted options to purchase an aggregate of 1,108,000 shares under the Incentive Plan. Over the term of the Incentive Plan, from May 1996 through April 24, 2001, current employees as a group (excluding executive officers) have been granted options to purchase an aggregate of 6,432,534 shares under the Incentive Plan, of which 3,908,482 shares have been either cancelled or repurchased. Current directors who are not currently executive officers, as a group, have been granted options to purchase an aggregate of 352,092 shares of Common Stock under the Incentive Plan. The only nominee for director who is not also a current executive officer and who has received grants under the Incentive Plan is David Banks, who was awarded options to purchase 352,092 shares under the Incentive Plan while an executive officer. Except for those persons named above, as of April 24, 2001, no one had received in excess of 5% of the number of options granted under the Incentive Plan. As the Company's officers and directors are eligible to participate in the Incentive Plan, they may have an interest in the proposed amendments approved by the Board in January 2001 to increase the number of shares authorized for issuance thereunder by an aggregate of 1,500,000 shares.

ADMINISTRATION

         The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of David Banks and William Henry Delevati, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act. Mr. Delevati is an "outside director," as defined pursuant to
Section 162(m) of the Code, but Mr. Banks, as a former executive of the Company, is not an "outside director," for purposes of Section 162(m) of the Code. Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder. The Committee has delegated to the President of the Company the authority to make awards under the Incentive Plan without further Committee review to non-officer and non-director employees of the Company up to a maximum of 20,000 shares per award, provided that no such award may be made if, as a result, the employee in question would have awards for an aggregate number of shares that exceeds the Company's guidelines for that employee's position by more than 15%.

STOCK OPTIONS

         The Incentive Plan permits the granting of options that are intended to qualify either as incentive stock options ("ISOs") or nonqualified stock options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. The per share exercise price of an ISO granted to a 10% shareholder must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. The Company has not granted options under the Incentive Plan at less than fair market value and does not currently intend to do so in the foreseeable future.

         The exercise price of options granted under the Incentive Plan may be paid as follows, to the extent approved by the Committee at the time of grant:
(1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

TERMINATION OF OPTIONS

         Except as provided below, each option expires ten years after the date of grant. Options granted to a 10% shareholder expire five years after the date of grant. In the event an optionee's relationship with the Company is terminated for any reason other than death or disability, the optionee will have the right to exercise the option at any time within three months (or such shorter or longer time period not exceeding five years as may be determined by the Committee, with any exercise beyond three months after termination deemed to be an NQSO) after such termination to the extent the right to exercise such option has accrued and had not previously been exercised at the date of termination, but in any event no later than the option expiration date. In the event an optionee's relationship terminates due to death or disability, as defined in
Section 22(e)(3) of the Code (or if the optionee dies within three months after termination), the three-month period mentioned above will be twelve months (or such shorter or longer time period not exceeding five years as may be determined by the Committee, with any such exercise beyond twelve months after termination due to death or disability deemed to be an NQSO) after death or disability to the extent the right to exercise such option has accrued and had not previously been exercised at the date of death or disability under the Incentive Plan, but in any event no later than the option expiration date.

RESTRICTED STOCK AWARDS

         The Committee may grant Participants restricted stock awards to purchase stock either separately from, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% shareholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, or any combination thereof, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan.

STOCK BONUS AWARDS

         The Committee may grant Participants stock bonus awards either separately from, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The Company has not granted any stock bonus awards under the Incentive Plan..

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to shareholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

         The Company entered into an agreement on December 3, 1997 with Nick Ordon, its President and Chief Executive Officer, providing that, in the event the Company is acquired during the term of Mr. Ordon's employment, 50% of Mr. Ordon's unvested options outstanding on the date of that acquisition will immediately vest. The Company has not entered into change-in-control agreements with any of its other employees or directors. See "Management--Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

AMENDMENT OF THE INCENTIVE PLAN

         The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE INCENTIVE PLAN

         Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in May 2006, ten years from the date the Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

         INCENTIVE STOCK OPTIONS. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the amount of time the ISO Shares are held by the Participant.

         If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise and the option exercise price (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

         ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         NONQUALIFIED STOCK OPTIONS. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         RESTRICTED STOCK AND STOCK BONUS AWARDS. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         MAXIMUM TAX RATES. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

         TAX TREATMENT OF THE COMPANY. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonus awards by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company properly reports such income to the Internal Revenue Service.

ERISA

         The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

NEW PLAN BENEFITS

         The following table shows the grants of options to purchase Common Stock that have been made as of April 24, 2001 from the 500,000 shares of Common Stock of the Company approved for issuance by the Board in January 2001 under the Incentive Plan. No grants from this 500,000 share increase have been made to any individuals other than employees who are not executive officers or directors of the Company. As described above, at least 80% of the option grants from this 500,000 share increase will be made to non-officer employees of the Company and all grants from this 500,000 share increase will be made in the form of nonqualified stock options. Future awards and purchases under the Incentive Plan are not included in the table because the Company cannot determine them currently. All grants from this 500,000 share increase have been and Awards under the Incentive Plan are made at the discretion of the Compensation Committee, as described above.

NAME                                              EXERCISE PRICE PER SHARE       NUMBER OF SHARES
----                                              ------------------------       ----------------

All employees as a group,
excluding executive officers ...............              $2.375(1)                  495,000

------------------------

(1) All grants were made at the fair market value of the Common Stock of the Company on the date of grant, as determined under the Incentive Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL
         OF THE AMENDMENTS TO THE COMPANY'S 1996 EQUITY INCENTIVE PLAN.

            PROPOSAL NO. 3 - APPROVAL OF AMENDMENTS TO THE COMPANY'S
                        1996 EMPLOYEE STOCK PURCHASE PLAN

         Shareholders are being asked to approve (i) an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") approved by the Board in January 2001 to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by 100,000 shares, from 650,000 shares to 750,000 shares, and (ii) an amendment approved by the Board in April 2001 to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by an additional 250,000 shares, from 750,000 shares to 1,000,000 shares. The Board believes that adding shares to the Purchase Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

         Set forth below is a summary of the principal features of the Purchase Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Purchase Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Purchase Plan. Any such request should be directed as follows:
Secretary, Versant Corporation, 6539 Dumbarton Circle, Fremont, California 94555; telephone number (510) 789-1500; facsimile (510) 789-1515.

PURCHASE PLAN HISTORY

         In May 1996, the Board adopted the Purchase Plan and reserved a total of 125,000 shares of the Company's Common Stock for issuance thereunder. The Company's shareholders approved the Purchase Plan in June 1996. In April 1997, the Board approved an amendment to the Purchase Plan to increase the number of shares authorized and reserved for issuance thereunder from 125,000 to 325,000 shares. This amendment was approved by the shareholders in June 1997. In April 1998, the Board approved two amendments to the Purchase Plan, the first, to increase the number of shares authorized and reserved for issuance thereunder from 325,000 shares to 400,000 shares, effective immediately, and a second amendment, effective upon shareholder approval, to increase the number of shares authorized and reserved for issuance from 400,000 shares to 650,000 shares. These amendments, representing an aggregate increase in the Purchase Plan by 325,000, were ratified and approved by the Shareholders in June 1998. As mentioned above, the Board approved an amendment to the Purchase Plan in January 2001 to increase the number of shares reserved for issuance under the Purchase Plan by 100,000 shares, from 650,000 shares to 750,000 shares, and approved an amendment in April 2001 to further increase the number of shares reserved for issuance under the Purchase Plan by 250,000 shares, from 750,000 shares to 1,000,000 shares. The two amendments approved by the Board represent an aggregate increase in the Purchase Plan of 350,000 shares. The Company is now seeking approval by the shareholders of these two amendments.

PURPOSE

         The Purchase Plan has been established to provide employees of the Company and its subsidiaries designated by the Board as eligible to participate in the Purchase Plan ("Participating Employees") with a convenient means of acquiring an equity interest in the Company, to enhance such employees' sense of participation in the affairs of the Company and to provide an incentive for continued employment. The Purchase Plan accomplishes this purpose by permitting Participating Employees to purchase from the Company shares of Common Stock of the Company at a discount from the market price and to pay for such shares through payroll deductions.

NUMBER OF SHARES

         The maximum number of shares that currently may be issued under the Purchase Plan is currently 650,000. If the Company's shareholders adopt this proposal, the maximum number of shares that may be issued under the Purchase Plan will be 1,000,000.

ADMINISTRATION

         The Purchase Plan is administered by the Compensation Committee of the Board (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of David Banks and William Henry Delevati, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Exchange Act. Mr. Delevati is an "outside director," as defined pursuant to
Section 162(m) of the Code, but Mr. Banks, as a former executive of the Company, is not an "outside director," for purposes of Section 162(m) of the Code. The interpretation or construction by the Committee of any provisions of the Purchase Plan will be final and binding on all Participating Employees. The members of the Committee do not receive any compensation for administering the Purchase Plan. The Company bears all expenses in connection with administration of the Purchase Plan.

ELIGIBILITY

         All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Purchase Plan, except the following:

         o employees who are not employed by the Company 15 days before the beginning of such Offering Period;

         o employees who are customarily employed for less than 20 hours per week;

         o employees who are customarily employed for less than five months in a calendar year; and

         o employees who own stock or hold options to purchase stock or who, as a result of participation in the Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

         As of April 24, 2001, approximately 125 persons were eligible to participate in the Purchase Plan and 483,427 shares had been issued pursuant to the Purchase Plan. As of that date, 516,573 shares were available for future issuance under the Purchase Plan, including the proposed amendments to the Purchase Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $1.60 per share as of April 23, 2001, the last trading day before the Record Date.

         Over the term of the Purchase Plan from May 1996 through April 24, 2001, the only current executive officer who has purchased shares under the Purchase Plan is Lee McGrath, who purchased 2,428 shares. As of April 24, 2001, all current employees as a group (excluding current executive officers) had purchased an aggregate of 480,999 shares under the Purchase Plan. Over the term of the Purchase Plan, current directors who are not currently executive officers, as a group, have purchased an aggregate of 6,446 shares under the Purchase Plan. As of April 24, 2001, none of the nominees for director has purchased any shares under the Purchase Plan and no one has purchased in excess of 5% of the number of shares purchased under the Purchase Plan.

         Participating Employees participate in the Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary or wages, bonuses, overtime and commissions, including any deductions authorized for plans under Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

OFFERING PERIOD

         Each offering of Common Stock under the Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods are planned to commence on February 1 and August 1 of each year and end on January 31 and July 31 of each year, respectively. Each Offering Period consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced at least

15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

         Participating Employees will participate in the Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

         The purchase price of shares that may be acquired in any Purchase Period under the Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on Nasdaq on the date of determination as reported in The Wall Street Journal, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

PURCHASE OF STOCK UNDER THE PURCHASE PLAN

         The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period.

WITHDRAWAL

         A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE PURCHASE PLAN

         The Board may at any time amend, terminate or extend the term of the Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan; or (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

TERM OF THE PURCHASE PLAN

         The Purchase Plan will continue until the earlier to occur of: (i) termination of the Purchase Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the Purchase Plan; or (iii) May 2006, ten years after the date the Purchase Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

         If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

         If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

         TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

ERISA

         The Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

NEW PLAN BENEFITS

         The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
      OF THE AMENDMENTS TO THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN.

             PROPOSAL NO. 4--APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1996 DIRECTORS STOCK OPTION PLAN

         Shareholders are being asked to approve an amendment to the Directors Plan, approved by the Board in January 2001, to:

         o increase the number of shares of Common Stock authorized and reserved for issuance under the Directors Plan by 100,000 shares, from 125,000 shares to 225,000 shares;

         o increase the initial option grant, which is granted to each member of the Board who is not an employee of the Company or any parent, subsidiary or affiliate of the Company (an "Outside Director") automatically upon commencement of service as a director (the "Initial Grant"), by 10,000 shares, from 10,000 to 20,000 shares; and

         o increase succeeding option grants, which are automatically granted to each Outside Director upon re-election at each annual meeting of shareholders (a "Succeeding Grant"), by 5,000 shares, from 5,000 to 10,000 shares.

         The purpose of the Directors Plan is to enhance the Company's ability to attract and retain highly qualified Outside Directors through the use of equity incentives. The Board believes that the Directors Plan plays an important role in the Company's efforts to attract and retain Outside Directors. The Board believes that adding shares to the Directors Plan and increasing the size of Initial Grants and Succeeding Grants to directors is in the best interests of the Company because it believes it will help enable the Company to provide equity participation to attract and retain Outside Directors of outstanding ability.

         Set forth below is a summary of the principal features of the Directors Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Directors Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Directors Plan. Any such request should be directed as follows:
Secretary, Versant Corporation, 6539 Dumbarton Circle, Fremont, CA 94555, telephone number (510) 789-1500; facsimile (510) 789-1550.

DIRECTORS PLAN HISTORY

         The Directors Plan was adopted by the Board in May 1996, at which time the Board reserved 75,000 shares of the Company's Common Stock for issuance thereunder. The Directors Plan was first approved by the shareholders in June 1996. In April 1997, the Board approved an amendment to the Directors Plan increasing the number of shares authorized and reserved for issuance thereunder from 75,000 shares to 125,000, and the shareholders approved this amendment in June 1997. As described above, the Board approved an amendment to the Directors Plan in January 2001 to (i) increase the number of shares of Common Stock authorized and reserved for issuance under the Directors Plan by 100,000 shares,
(ii) increase the size of Initial Grants under the Directors Plan by 10,000 shares, and (iii) increase the size of Succeeding Grants under the Directors Plan by 5,000 shares. The Company is now seeking the approval of this amendment from the shareholders.

NUMBER OF SHARES

         The maximum number of shares that currently may be issued pursuant to options granted under the Directors Plan is 125,000 shares. If the Company's shareholders approve this proposal, the maximum number of shares that may be issued pursuant to options granted under the Directors Plan will be 225,000 shares.

ADMINISTRATION

         The Directors Plan is administered by the Board. The Board's interpretation of any provision of the Directors Plan or any option granted thereunder shall be final and binding upon the Company and all persons having an interest in any such option or any shares purchased pursuant to such an option. The members of the Board do not receive any compensation for administering the Directors Plan. The Company bears all expenses in connection with administration of the Directors Plan.

ELIGIBILITY

         Only Outside Directors may be granted options under the Directors Plan.

AWARD FORMULAS

         On July 17, 1996, the effective date for the Company's initial public offering, each eligible director was automatically granted an option to purchase 10,000 shares. Under the Directors Plan, each eligible director who becomes a member of the Board will automatically be granted an option to purchase 10,000 shares upon joining the Board. In addition, each eligible director will automatically be granted an option to purchase 5,000 shares on each anniversary date of such director's initial option grant under the Directors Plan if such director has served continuously as a member of the Board since the date such director was first granted an option under the Directors Plan. If the proposed amendment is approved by the shareholders, following such approval, each director who becomes a member of the Board will automatically be granted an option to purchase 20,000 shares upon joining the Board, and each director will automatically be granted an option to purchase 10,000 shares on each anniversary date of such director's initial option grant.

VESTING

         All options issued under the Directors Plan will vest as to 50% of the shares on each of the first two anniversaries following the date of grant, provided that the optionee continues as a member of the Board or as a consultant to the Company.

EXERCISE PRICE

         The exercise price of all options granted under the Directors Plan will be the fair market value of the Common Stock on the date of grant. The exercise price of options granted under the Directors Plan may be paid as follows, to the extent approved by the Committee at the time of grant: (1) in cash or by check;
(2) by surrender of shares of the Company's Common Stock owned by the Optionee for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) by waiver of compensation due to or accrued by the Optionee for services rendered; (4) by a "same-day sale" commitment from the Optionee and a National Association of Securities Dealers, Inc. ("NASD") broker; (5) by a "margin" commitment from the Optionee and a NASD broker; or (6) by any combination of the foregoing.

TERMINATION OF OPTIONS

         Except as provided below, each option expires ten years after the date of grant. Options cease to vest if the Outside Director ceases to be a member of the Board or a consultant to the Company. If the Outside Director ceases to be a member of the Board or a consultant to the Company for any reason except death or disability, the option, to the extent (and only to the extent) that it would have been exercisable by the Outside Director on the date such Outside Director ceases to be a member of the Board or a consultant to the Company (the "Termination Date"), may be exercised by the Outside Director within seven months after the Termination Date, but in no event later than the expiration date of the option. If the Outside Director ceases to be a member of the Board or a consultant to the Company because of his or her death or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), each option, to the extent (and only to the extent) that it would have been exercisable by the Outside Director on the Termination Date, may be exercised by the Outside Director or his or her legal representative within twelve months after the Termination Date, but in no event later than the expiration date of the option. If any option expires or terminates for any reason without being exercised in whole or in part, the shares thereby released from such option will be available for grant and purchase under other options subsequently granted under the Directors Plan.

ADJUSTMENT OF OPTION SHARES

         In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for grant under the Directors Plan, the number of shares of Common Stock subject to outstanding options under the Directors Plan and the exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws.

ASSUMPTION OF OPTIONS BY SUCCESSORS

         In the event of:

         o        a dissolution or liquidation of the Company;

         o a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options granted under the Directors Plan are assumed or replaced by the successor corporation, which assumption will be binding on all optionees);

         o a merger in which the Company is the surviving corporation but after which the shareholders of the Company (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) own less than 50% of the shares or other equity interests in the Company;

         o        the sale of substantially all of the assets of the Company, or

         o the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction,

then the vesting of all options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of the Directors Plan.

RESTRICTIONS ON SHARES

         The Company may reserve to itself or its assignee(s), in the option grant, a right to repurchase any or all unvested shares held by an Outside Director upon his or her termination of service with the Company for any reason at the Outside Director's original exercise price. Options granted under the Directors Plan are exercisable immediately, subject to the Company's right of repurchase.

AMENDMENT AND TERMINATION OF THE DIRECTORS PLAN

         The Board may at any time terminate or amend the Directors Plan but not the terms of any outstanding option; provided, however, that the Board shall not, without the approval of the shareholders of the Company, increase the total number of shares of Common Stock available for grant under the Directors Plan (except by adjustment in the event of stock dividend, stock split or the like) or change the class of persons eligible to receive options. In any case, no amendment to the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee. Unless terminated earlier as provided in the Directors Plan, the Directors Plan will terminate in May 2006, ten years from the date the Directors Plan was adopted by the Board.

OUTSTANDING OPTIONS UNDER THE DIRECTORS PLAN

         The following information about outstanding options under the Directors Plan is provided as of April 24, 2001. Four persons held options under the Directors Plan to purchase an aggregate of 80,000 shares of Common Stock with a weighted average exercise price of $5.43 per share, and there were 145,000 shares of Common Stock available for future grants under the Directors Plan, including the proposed amendment to the Directors Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on April 23, 2001, the last trading day prior to the Record Date, was $1.60 per share. Over the term of the Directors Plan, the following current Outside Directors, who are also all current nominees for director, have been granted options to purchase shares of Common Stock under the Directors Plan: David Banks, 20,000 shares; William Henry Delevati, 15,000 shares; and Shyam Rangole, 10,000 shares.

         As of April 24, 2001, the Company's current executive officers as a group had been granted options to purchase an aggregate of 10,000 shares under the Directors Plan, and no options to purchase shares under the Directors Plan had been granted to current employees as a group (excluding executive officers). Over the term of the Directors Plan, current directors who are not currently executive officers, as a group, have been granted options to purchase an aggregate of 45,000 shares of Common Stock under the Directors Plan. Except for those persons named above, as of April 24, 2001, no one had received in excess of 5% of the number of options granted under the Directors Plan. As the Company's Outside Directors are eligible to participate in the Directors Plan, they may have an interest in the proposed amendment approved by the Board in January 2001 to increase the number of shares authorized for issuance under the Directors Plan and to increase the size of the Succeeding Grants.

FUTURE OPTIONS UNDER THE DIRECTORS PLAN

         Only Outside Directors are eligible to receive options under the Directors Plan. One of the Company's current executive officers, William R. Shellooe, Senior Vice President of Worldwide Filed Operations, was granted an option in April 2000 to purchase 10,000 shares under the Directors Plan, prior to his becoming an employee of the Company. Each nominee for election as a director who is an Outside Director will receive options as described under "Award Formulas" above.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND DIRECTORS PARTICIPATING IN THE DIRECTORS PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY DIRECTOR WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH DIRECTOR HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTORS PLAN.

         Options granted under the Directors Plan are nonqualified stock options ("NQSOs"). Any tax effects that accrue to foreign optionees as a result of participation in the Directors Plan are governed solely by the tax laws of the countries in which such optionees reside.

         TAX TREATMENT OF THE OPTIONEE. An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may be subject to income tax withholding by the Company (by payment in cash). However, where the Company holds a right to repurchase shares issued upon exercise at the option exercise price if the optionee leaves the Company before the vesting schedule is satisfied, the shares will be treated as subject to a substantial risk of forfeiture for the duration of the vesting period, unless within thirty days after the exercise of the option the optionee elects to be taxed currently on the difference between fair market value on the date of exercise and the option exercise price. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         The Omnibus Budget Reconciliation Act of 1993, enacted in August 1993, provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum rate of 28%. For this purpose, in order to receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

         Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies.

         TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the exercise of an NQSO by a domestic director to the extent that the optionee recognizes ordinary income.

ERISA

         The Company believes that the Directors Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

NEW PLAN BENEFITS

         The following table shows, in the aggregate, the options that will be granted to Outside Directors under the Directors Plan in 2001 if the nominees in this Proxy Statement are elected. None of the director nominees is eligible to receive Initial Grants. Three of the director nominees are eligible to receive Succeeding Grants. Accordingly, if all director nominees are elected at the Meeting, the following benefits will be distributed under the Directors Plan:

                                                                                                      NUMBER
NAME AND POSITION                                             EXERCISE PRICE PER SHARE               OF SHARES
-----------------                                             ------------------------               ---------
All current directors and all director nominees, who
are not executive officers, as a group (3 persons) ........   Fair market value on date of grant       30,000


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
           AMENDMENT TO THE COMPANY'S 1996 DIRECTORS STOCK OPTION PLAN

                   PROPOSAL NO. 5--RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company has appointed Arthur Andersen LLP as its independent auditors to perform the audit of the Company's financial statements for 2001, and the shareholders are being asked to ratify such appointment. Arthur Andersen LLP has served as the Company's independent auditors since 1990. Representatives of Arthur Andersen LLP will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents information regarding the beneficial ownership of each class of the Company's capital stock as of April 24, 2001 by:

         o each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock (which includes certain securities exercisable for or convertible into Common Stock) or Series A Preferred Stock;

         o        each of the Company's directors;

         o the Company's Chief Executive Officer and the Company's two other executive officers whose salary and bonus for 2000 was more than $100,000; and

         o        all current directors and executive officers as a group.

         The percentage of beneficial ownership for the following table is based on 11,985,287 shares of Common Stock outstanding as of April 24, 2001 and 1,313,743 shares of Series A Preferred Stock outstanding as of April 24, 2001, respectively. Each share of Series A Preferred Stock is convertible, at the election of the holder, into two shares of Common Stock. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants or issuable upon conversion of outstanding Series A Preferred Stock that are currently exercisable or convertible within 60 days of April 24, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options, warrants or convertible securities for the purpose of computing the number and percentage ownership of Common Stock of such person but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of Common Stock of any other person.

                                                         SHARES OF COMMON STOCK     SHARES OF PREFERRED STOCK
                                                           BENEFICIALLY OWNED          BENEFICIALLY OWNED
                                                           ------------------       -------------------------
NAME OF BENEFICIAL OWNER                                NUMBER         PERCENT        NUMBER          PERCENT
------------------------                                ------         -------        ------          -------

5% SHAREHOLDERS:
      Vertex .....................................     4,009,428(1)      26.04%      1,137,687         86.60%
      Joseph M. Cohen Family Limited Partnership..       528,168(3)       4.22         176,056         13.40

EXECUTIVE OFFICERS AND DIRECTORS:
      Nick Ordon (4) .............................       520,833          4.18            --             --
      Gary Rhea (5) ..............................            --            --            --             --
      David Banks (6) ............................       218,186          1.82            --             --
      William Henry Delevati (7) .................         5,000             *            --             --
      Shyam Rangole (8) ..........................          --               *            --             --
      William R. Shellooe (9) ....................        51,666             *            --             --
      Bernhard Woebker (10) ......................       323,782          2.68            --             --

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS .....
AS A GROUP (7 PERSONS) (11) ......................     1,152,146          9.12            --             --

-------------------------
*        Represents less than 1%

(1) Includes 100,000 shares of Common Stock owned directly by Vertex Investments International (I) Inc. ("VI"), 489,767 shares of Common Stock owned directly by Vertex Investments International (III) Inc. ("VI-3"), 6,600 shares of Common Stock owned directly by Vertex Management Pte. Ltd. ("VM"), 1,805,892 shares of Common Stock issuable upon conversion of Series A Preferred Stock issued in the Company's July 12, 1999 Series A Preferred Stock financing (the "Financing") owned by Vertex Technology Fund Ltd. (formerly Vertex Technology Fund Pte. Ltd. ("VTF")), 902,946 shares of Common Stock issuable upon exercise of Common Stock warrants issued in the Financing to VTF, 469,482 shares of Common Stock issuable upon conversion of

         Series A Preferred Stock issued in the Financing and owned by Vertex Technology Fund (II) Ltd. ("VTF II") and 234,741 shares of Common Stock issuable upon exercise of Common Stock warrants issued in the Financing to VTF II. VM, VI, VI-3, VTF and VTF II are indirectly controlled by Singapore Technologies Pte. Ltd. The address of VM, VI and VI-3 is 83 Science Park Drive, #01-01/02 The Curie, Singapore 118256. The address of VTF is 89 Science Park Drive, #02-09/12 The Rutherford, Singapore 118261. The foregoing information is based on the Schedule 13D dated July 23, 1999 filed by VTF, VTF II, VM, VI and VI-3 with the Securities and Exchange Commission.

(2) Includes 902,946 shares of Series A Preferred Stock issued in the Financing owned by VTF, and 234,741 shares of Series A Preferred Stock issued in the Financing owned by VTF II. The address of VTF and VTF II is 89 Science Park Drive, #02-09/12 The Rutherford, Singapore 118261. The foregoing information is based on the Schedule 13D dated July 23, 1999 filed by VTF and VTF II with the Securities and Exchange Commission.

(3) Includes 352,112 shares of Common Stock issuable upon conversion of Series A Preferred Stock issued in the Financing and 176,056 shares of Common Stock issuable upon exercise of a warrant issued in the Financing to the Joseph M. Cohen Family Limited Partnership. The address of the Joseph M. Cohen Family Limited Partnership is 70 East 55th Street, 16th Floor, New York, New York, 10022.

(4) Includes 480,833 shares of Common Stock subject to options exercisable within 60 days of April 24, 2001. Mr. Ordon is President and Chief Executive Officer of the Company.

(5) Mr. Rhea, the Company's former Vice President, Finance and Administration and Chief Financial Officer, left the Company in July 2000.

(6) Includes 12,500 shares of Common Stock subject to options exercisable within 60 days of April 24, 2001. Mr. Banks is a director of the Company.

(7) Represents shares of Common Stock subject to options exercisable within 60 days of April 24, 2001. Mr. Delevati is a director of the Company.

(8)      Mr. Rangole is a director of the Company.

(9) Includes 46,666 shares of Common Stock subject to options exercisable within 60 days of April 24, 2001. Mr. Shellooe is a director and Senior Vice President, Worldwide Field Operations of the Company.

(10) Includes 78,181 shares of Common Stock subject to options exercisable within 60 days of April 24, 2001. Mr. Woebker is a director and Executive Vice President of the Company.

(11) Includes 653,431 shares of Common Stock subject to options exercisable within 60 days of April 24, 2001.

                                   MANAGEMENT

         The names of the Company's current executive officers and certain information about them are set forth below:

         NAME OF EXECUTIVE OFFICER         AGE        POSITION WITH THE COMPANY
         -------------------------         ---        -------------------------

         Nick Ordon .........              53         President and Chief Executive Officer

         Lee McGrath ........              39         Vice President, Finance and Administration, Chief
                                                      Financial Officer and Secretary

         William R. Shellooe.              63         Senior Vice President, Worldwide Field Operations

         Bernhard Woebker ...              51         Executive Vice President

         For information regarding Mr. Ordon, Mr. Woebker and Mr. Shellooe see "Proposal No. 1--Election of Directors--Directors/Nominees."

         LEE MCGRATH has served as the Company's Vice President, Finance and Administration, Chief Financial Officer and Secretary since joining the Company in July 2000. From June 1999 to July 2000, he served as Director of Financial Planning and Analysis, Flat Panel Systems, for Philips Components, a division of Philips Electronics. From June 1997 to May 1999, Mr. McGrath served as Controller for Digital Link Corporation, a networking equipment company. From December 1988 to June 1997, he was with Measurex, a manufacturer of electronic control systems, where he served in a variety of financial management and controller positions, in both the company's U.S. and overseas offices. Mr. McGrath is a Chartered Certified Accountant and holds an M.B.A. degree from Pepperdine University.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of 1998, 1999 and 2000 by Nick Ordon, the Company's President and Chief Executive Officer, and the Company's two other most highly compensated executive officers during 2000 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                                                         LONG-TERM
                                                                                                                      COMPENSATION
                                                                                                                      ------------
                                                                              ANNUAL COMPENSATION                       AWARDS
                                                            -----------------------------------------------------     ------------
                                                                                                                       SECURITIES
                                                                                                OTHER ANNUAL           UNDERLYING
   NAME AND PRINCIPAL POSITION                FISCAL YEAR   SALARY ($)      BONUS ($)(1)      COMPENSATION ($)(2)      OPTIONS (#)
   ---------------------------                -----------   ----------      ------------      -------------------     ------------

   Nick Ordon                                    2000            245,839        50,000               1,814               75,000
      PRESIDENT AND CHIEF EXECUTIVE OFFICER      1999            200,000       245,000               1,814              150,000
                                                 1998            198,590            --               1,814              325,000

   Bernhard Woebker (3)                          2000              9,428       164,295               1,414               65,000
       EXECUTIVE VICE PRESIDENT                  1999            186,644       258,750                --                200,000
                                                 1998            190,611        93,231                --                  3,000

   Gary Rhea (4)                                 2000            142,805        30,000               1,654               65,000
      FORMER VICE PRESIDENT OF FINANCE AND       1999            169,078        73,500               2,835               70,000
      ADMINISTRATION AND CHIEF FINANCIAL         1998            149,500        30,000               2,835               38,000
      OFFICER

-------------------------------

      (1) Bonus amounts for the years indicated were generally paid at the beginning of the following year. Some bonus amounts for 1999 were, however, paid during that year. For 1998, 1999 and 2000, bonuses were paid pursuant to a plan approved by the Compensation Committee.

      (2)      Represents payment of life insurance premiums.

      (3)      Includes a car allowance of $15,913, $18,101 and $13,176 in 2000,
               1999 and 1998, respectively. Effective January 1, 2000, Mr. Woebker significantly decreased his daily involvement with the Company while retaining his operational and managerial roles in his position as Executive Vice President. In connection with these changes, Mr. Woebker's compensation was adjusted.

      (4)      Mr. Rhea left the Company in July 2000.

         In addition, Lee McGrath, the current Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company, was hired in July 2000 at an annual base salary of $160,000. As of December 31, 2000, Mr. McGrath had earned total compensation of $66,667. William R. Shellooe, one of the Company's directors, was hired as Senior Vice President, Worldwide Field Operations of the Company in October 2000 at an annual base salary of $170,000. As of December 31, 2000, Mr. Shellooe had earned total compensation of $79,000.

OPTION GRANTS IN 2000

         The following table presents information concerning grants of stock options to the executive officers listed in the Summary Compensation Table above during 2000. In accordance with the rules of the Securities and Exchange Commission, the table presents the hypothetical gains or "option spreads" that would exist for the options as the end of their respective ten-year terms. These gains are based on assumed annual rates of stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

         All of the options presented in the table below were granted pursuant to the Incentive Plan. These options are either incentive stock options or nonqualified stock options and generally vest and become exercisable with respect to 25% of the shares subject to the option on the nine-month anniversary of the date of grant and with respect to an additional 2.083% of these shares each month thereafter, subject to acceleration in some instances upon achievement of certain performance goals or changes in control of the Company. Options expire ten years from the date of grant. Options are granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board on the date of grant.

         The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock price growth. The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 1,547,550 shares of Common Stock granted to employees during 2000.

                                                 INDIVIDUAL GRANTS
                         ------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                          SHARES OF                                                  AT ASSUMED ANNUAL RATES
                           COMMON       % OF TOTAL                                       OF STOCK PRICE
                            STOCK         OPTIONS                                    APPRECIATION FOR OPTION
                         UNDERLYING     GRANTED TO     EXERCISE OR                            TERM
                           OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------------
NAME                       GRANTED         2000         PER SHARE       DATE           5%             10%
----                     ----------    ------------    -----------   ----------   -----------     -----------
Nick Ordon (1) ......      75,000         4.85%$          8.19         2/1/10       $386,299       $978,956
Bernhard Woebker (1).      65,000         4.20%$          8.19         2/1/10       $334,792       $848,429
Gary Rhea (2) .......      65,000         4.20%$          8.19         2/1/10       $334,792       $848,429

      (1) Under the terms approved by the Compensation Committee, Mr. Ordon's option for 75,000 shares and Mr. Woebker's option for 65,000 shares each were to vest in full on February 1, 2004, provided that vesting would be accelerated upon the achievement by the Company of certain quarterly profitability goals. As of April 24, 2001, all of the shares under both options granted to Messrs. Ordon and Woebker had vested and were exercisable.

      (2) Mr. Rhea left the Company in July 2000. None of the options granted to Mr. Rhea during 2000 had vested at the time of his departure, and these options were subsequently cancelled.

         In addition, on July 17, 2000, Lee McGrath, Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company, was granted options to purchase an aggregate of 70,000 shares of Common Stock pursuant to the Incentive Plan, at an exercise price of $4.9375. As of April 24, 2001, 21,388 of these shares had vested and were exercisable.

         On October 16, 2000, William R. Shellooe, Senior Vice President, Worldwide Field Operations and a director of the Company, was granted options to purchase an aggregate of 125,000 shares of Common Stock pursuant to the Incentive Plan at an exercise price of $4.4375. One-third of these shares vest on June 16, 2001, and the remainder will vest monthly thereafter as to 4.167% of the shares granted. The options will fully vest on October 16, 2002, assuming that Mr. Shellooe continues to render services to the Company continuously through that date. Under the terms approved by the Compensation Committee, vesting of these options accelerates as to one-third of the shares upon achievement of certain performance goals. As of April 24, 2001, none of these shares had vested. Additionally, on April 17, 2000, in connection with his joining the Board and prior to becoming an employee of the Company, Mr. Shellooe was granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.25 pursuant to the initial grant provisions of the Directors Plan. See "Proposal No. 1--Election of Directors--Director Compensation" above.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

         The following table shows the number of shares of Common Stock issued as a result of exercises of stock options during 2000 by each executive officer named in the Summary Compensation Table above. The table also shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held as of December 31, 2000 by each of these executive officers. Also presented are values of "in-the-money" options, which represent the positive difference between the exercise price of each outstanding stock option and $2.25, the closing price per share of the Company's Common Stock on December 31, 2000 on the Nasdaq National Market.

                                                NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                               UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                     SHARES                  OPTIONS AT DECEMBER 31, 2000       AT DECEMBER 31, 2000
                   ACQUIRED ON      VALUE     --------------------------     --------------------------
NAME                EXERCISE       REALIZED   EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----               -----------     --------   -----------  -------------     -----------  -------------
Nick Ordon             40,000      $465,000     437,083        72,917          $15,000           --
Bernhard Woebker      243,752      $358,493      53,020        21,230             --             --
Gary Rhea             148,433      $559,784        --            --               --             --

         Neither Lee McGrath, the Company's Vice President, Finance, nor William
R. Shellooe, its Senior Vice President, Worldwide Field Operations, exercised any options for Company's Common Stock in 2000, and no portion of the options held by either individual was exercisable as of December 31, 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company entered into an agreement on December 3, 1997 with Nick Ordon, its President and Chief Executive Officer, providing that: (i) Mr. Ordon would receive an annual salary of $200,000; (ii) Mr. Ordon would be eligible for a bonus of $125,000 at the end of his first year of employment with the Company based upon the achievement of certain goals and objectives and for an additional bonus of $25,000 if he exceeded those goals and objectives; (iii) Mr. Ordon would be granted an option to purchase 200,000 shares of the Company's Common Stock at a price of $6.5625 per share, which would vest with respect to 25% of the shares on the first anniversary of the date of grant and thereafter for three years at the rate of 1/48th of the shares for each full month that Mr. Ordon rendered services to the Company, such option to expire ten years from the date of grant; (iv) Mr. Ordon would be granted an option to purchase 25,000 shares of the Company's Common Stock at a price of $6.5625 per share, which would vest based upon the achievement of certain goals and objectives in two equal annual increments; (v) in the event the Company was acquired during the term of Mr. Ordon's employment, 50% of Mr. Ordon's unvested options outstanding on the date of acquisition would immediately vest; and (vi) Mr. Ordon would receive certain other employee benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Compensation Committee are David Banks and William Henry Delevati, who have served in this capacity since June 2000. Between June 1999 and June 2000, the members of the Compensation Committee were Stephen Gaal and Mark Leslie, both former directors of the Company. From April 1993 to January 1998, Mr. Banks served as the Company's President and Chief Executive Officer. None of the other members of the Compensation Committee during 2000 had ever been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served on the Compensation Committee during 2000 or serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board or Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

         This Report of the Compensation Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act") by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

         Versant's Compensation Committee makes policy and decisions regarding compensation, including stock option grants, for the Company's executive officers, and oversees compensation policy for all other employees. Prior to June 22, 2000 (the date of the Company's 2000 Annual Meeting), the members of the Compensation Committee were Stephen Gaal and Mark Leslie. Since June 22, 2000, the members of the Compensation Committee have been David Banks and William Henry Delevati. All members of the Compensation Committee were or are outside directors who were or are not employees of the Company and had not or have not been employees of the Company for at least the previous two years.

GENERAL COMPENSATION POLICY

         The Compensation Committee acts on behalf of the Board to establish the general compensation policy for Versant. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company's Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Incentive Plan and the Purchase Plan. The Compensation Committee has authorized the Company's CEO to grant stock options to non-executive employees, subject to certain limitations and criteria.

         The Compensation Committee's overall policy is to offer Versant's CEO and other executive officers competitive compensation. Each executive officer's compensation package is comprised of three elements:

               (i) Base salary, which reflects individual performance and is designed to be competitive with salary levels for similar companies;

               (ii) Incentive awards payable in cash, which awards are generally payable semi-annually and are based on the Company's profitability, except that awards for executive officers in the sales and marketing area are typically commission-oriented and are based on the Company's revenue; and

               (iii) Long-term stock-based incentive awards designed to align the interests of the Company's executive officers and the Company's shareholders. Some of these awards vest on an accelerated basis based on the

Company's attaining certain profitability targets (although the basis for acceleration for executive officers in the sales and marketing area is generally based on both profitability and revenue targets).

         The size of the option grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based on the individual's position with Versant and the base salary associated with that position, the size of comparable grants made to individuals in similar positions in the Company's industry, the individual's performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual at the discretion of the Compensation Committee.

         To assist the Compensation Committee in gauging comparable compensation, the Compensation Committee has used, and expects to continue to use, independent industry surveys and outside consultants.

EXECUTIVE OFFICER COMPENSATION

         Salary and cash incentive compensation for the Company's executive officers was set by the Compensation Committee during the first quarter of 2000. Executive officers who joined Versant during the year had their salary and cash incentive compensation established upon commencement of their employment. In the first quarter of 2000, the Compensation Committee also reviewed the equity incentives of the Company's executive officers and authorized option grants to them to bring their equity compensation in line with the Company's goals for such compensation. Executive officers who joined Versant during the year were granted options at that time. During 2000, semi-annual cash incentive awards were paid to executive officers. All of the eligible amount was paid to non-sales and marketing executive officers for the first half of 2000 based on the Company's attainment of specified profitability goals. Sales and marketing executive officers received awards on a commission basis, based on revenue. Cash incentive awards (other than commissions) were not paid to executive officers for the second half of 2000, at the request of those officers, who indicated to the Compensation Committee that they preferred to forego their cash compensation awards for the second half of 2000, in the best interests of Versant.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee intends to review annually the performance and compensation of the Company's President and Chief Executive Officer, Nick Ordon, and to use the criteria and procedures described above in setting his cash and equity compensation.

         Mr. Ordon has served as the Company's President, Chief Executive Officer and a director since January 5, 1998. The Compensation Committee reviews and establishes Mr. Ordon's base salary based on industry salary surveys, consultant reports and the Compensation Committee's assessment of his past performance and its expectations as to his future contribution in delivering the Company's long term goals and objectives. Mr. Ordon's base salary was increased from $200,000 in 1999 to $250,000 in 2000.

         Mr. Ordon's incentive compensation goal was $250,000 in 1999 and $150,000 in 2000. Mr. Ordon was awarded his entire incentive compensation goal for the first half of 2000 ($50,000), but, as described above, chose to forego his incentive compensation for the second half of 2000.

         In the beginning of 2000 the Board reviewed the performance of Mr. Ordon and his equity compensation package. Based on such review Mr. Ordon was granted an option to acquire an additional 75,000 shares of the Company's Common Stock at 100% of the fair market value of such stock as of such date. The option does not vest until February 1, 2004, at which time such option vests in its entirety; provided, however, that the vesting of such option is accelerated if the Company meets certain quarterly profitability goals. The grant was intended to continue to maintain the overall competitiveness of Mr. Ordon's compensation package and to strengthen the alignment of Mr. Ordon's interests with those of the Company's shareholders.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986

         Section 162(m) of the Internal Revenue Code limits the Company's ability to deduct compensation in excess of $1 million in any taxable year to certain of its executive officers. The Incentive Plan is not currently in compliance with the requirements of Section 162(m) because one of the members of the Compensation Committee is not an "outside director" as defined in Section 162(m). However, the Compensation Committee does not expect cash compensation for 2001 or grants under the Incentive Plan for 2001 to any of the Company's executive officers to be in excess of $1 million. Consequently, it does not expect compensation to these executive officers for 2001 to be affected by the requirements of Section 162(m).

                                      COMPENSATION COMMITTEE

                                      David Banks
                                      William Henry Delevati

                         COMPANY STOCK PRICE PERFORMANCE

         The graph below compares the cumulative total return on Versant Corporation Common Stock, the Nasdaq Composite Index and the Nasdaq Computer and Data Processing Index. The graph assumes that $100 was invested in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Computer and Data Processing Index on July 18, 1996, the date of the Company's initial public offering, and calculates the monthly return through December 31, 2000. The stock price performance on the following graph is not necessarily indicative of future stock performance.

                               [PERFORMANCE GRAPH]


                                                              Nasdaq      Nasdaq Computer
                                             Versant        Composite    & Data Processing
                                           Corporation        Index            Index
                                           -----------      ---------    -----------------

    7/18/96  ........................         $100.00         $100.00         $100.00
    12/31/96 ........................          232.81          108.67          106.06
    12/31/97 ........................          172.66          133.10          130.29
    12/31/98 ........................           27.34          187.68          232.48
    12/31/99 ........................          109.38          348.77          510.81
    12/31/00 ........................           28.13          209.67          236.25


The graph set forth above is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

                          REPORT OF THE AUDIT COMMITTEE

         This Report of the Audit Committee of the Company (the "Audit Committee") is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

         The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board, which is attached to this Proxy Statement as EXHIBIT A. The members of the Audit Committee are David Banks, William Henry Delevati and Shyam Rangole. The Audit Committee recommends to the Board, subject to shareholder ratification, the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            David Banks
                                            William Henry Delevati
                                            Shyam Rangole

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except for compensation arrangements described where required above, since January 1, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of the Common Stock of the Company had or will have a direct or indirect material interest.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than January 10, 2002 in order to be included in the Company's proxy statement and form of proxy relating to the meeting. Under Rule 14a-4(c)(1), shareholders wishing to bring a proposal before the 2002 annual meeting of shareholders (but not include it in the Company's proxy materials) should provide written notice of the proposal to the Company no later than March 26, 2002, as proxies solicited for the 2002 annual meeting will confer discretionary authority to vote on any such matter of which the Company did not have notice as of such date.

                      FEES PAID TO THE INDEPENDENT AUDITORS

AUDIT FEES

               Arthur Andersen LLP billed the Company aggregate fees of $167,536 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q and Form 10-QSB for the first three quarters of fiscal 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

               Arthur Andersen LLP did not render any services relating to systems implementation projects in fiscal 2000 and did not bill the Company for any such services in fiscal

2000.

ALL OTHER FEES

               Arthur Andersen LLP billed the Company aggregate fees of $3,000 for other professional services rendered in fiscal 2000.

               The Audit Committee of the Board considered the services listed above to be compatible with maintaining Arthur Andersen's independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 2000, except that one year-end report on Form 5 reporting one transaction in 2000 was filed late by William Henry Delevati, a director of the Company, on March 10, 2001.

                                 OTHER BUSINESS

         The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such Proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                                       EXHIBIT A

                               VERSANT CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE

I.       PURPOSE

         The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Versant Corporation (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

               o monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management;

               o review and evaluate the independence and performance of the Company's independent auditors; and

               o facilitate communication among the Company's independent auditors, the Company's financial and senior management and the Board.

         The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

         While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.      MEMBERSHIP

         All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.     MEETINGS

         Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The

Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a periodic basis in connection with their review of the Company's financial statements.

IV.      RESPONSIBILITIES AND DUTIES

         The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

2. In connection with the Committee's review of the annual financial statements:

               o Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

               o Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. In connection with the Committee's review of the quarterly financial statements, the Committee or the Chairman of the Committee shall:

               o Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

               o Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

7. Review the independence and performance of the independent auditors. Recommend to the Board the appointment or discharge of the independent auditors.

8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's shareholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

10. Review at a general level the independent auditors' audit plan.

11. Approve the fees and other significant compensation to be paid to the independent auditors.

12. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

13. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement to the extent required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

14. Maintain minutes of meetings and periodically report to the Board on significant matters related to the Committee's responsibilities.

15. Review and reassess the adequacy of the Committee's charter at least annually. Submit the charter to the Company's Board for review and include a copy of the charter as an appendix to the Company's proxy statement to the extent required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

16. Perform any other activities required of the Committee by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate. Without limiting the foregoing, the Committee shall have the power to review the fairness of any proposed material transaction in which management or Board members have a conflict of interest.

                               VERSANT CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                             As Adopted May 21, 1996
   As Amended June 5, 1997, June 10, 1999, January 19, 2000, April 18, 2000,
                      January 2, 2001 and January 17, 2001*
( * January 2, 2001 and January 17, 2001 increases are subject to June 14, 2001 shareholder approval)

               1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

               2. SHARES SUBJECT TO THE PLAN.

                          2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections
2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,400,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Versant Corporation 1989 Stock Option Plan (the "PRIOR PLAN") on the Effective Date (as defined below) and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full; (b) are subject to an award granted pursuant to the Prior Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminates without shares being issued will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                          2.2 ADJUSTMENT OF SHARES. In the event that the number
of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

               3. ELIGIBILITY. ISO (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the

Company; PROVIDED such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 400,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) who are eligible to receive up to a maximum of 600,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

               4. ADMINISTRATION.

                          4.1 COMMITTEE AUTHORITY. This Plan will be
administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                          (c)            select persons to receive Awards;

                          (d)            determine the form and terms of Awards;

                          (e) determine the number of Shares or other consideration subject to Awards;

                          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                          (g)            grant waivers of Plan or Award
                                         conditions;

                          (h) determine the vesting, exercisability and payment of Awards;

                          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                          (j)            determine whether an Award has been
                                         earned; and

                          (k) make all other determinations necessary or advisable for the administration of this Plan.

                          4.2 COMMITTEE DISCRETION. Any determination made by
the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                          4.3 EXCHANGE ACT REQUIREMENTS. If two or more members
of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

               5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                          5.1 FORM OF OPTION GRANT. Each Option granted under
this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                          5.2 DATE OF GRANT. The date of grant of an Option will
be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                          5.3 EXERCISE PERIOD. Options may be exercisable
immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; PROVIDED, HOWEVER, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                          5.4 EXERCISE PRICE. The Exercise Price of an Option
will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                          5.5 METHOD OF EXERCISE. Options may be exercised only
by delivery to the Company of a stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the

Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                          5.6 TERMINATION. Notwithstanding the exercise periods
set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                                         NQSO), but in any event, no later than
                                         the expiration date of the Options.

                          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the
                                         Termination Date (or such shorter or
                                         longer time period not exceeding five
                                         (5) years as may be determined by the
                                         Committee, with any such exercise
                                         beyond (a) three (3) months after the
                                         Termination Date when the Termination
                                         is for any reason other than the
                                         Participant's death or Disability, or
                                         (b) twelve (12) months after the
                                         Termination Date when the Termination
                                         is for Participant's death or
                                         Disability, deemed to be an NQSO), but
                                         in any event no later than the
                                         expiration date of the Options.

                          (c) If a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or Subsidiary, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                          5.7 LIMITATIONS ON EXERCISE. The Committee may specify
a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                          5.8 LIMITATIONS ON ISO. The aggregate Fair Market
Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                          5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee
may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                          5.10 NO DISQUALIFICATION. Notwithstanding any other
provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

               6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                          6.1 FORM OF RESTRICTED STOCK AWARD. All purchases
under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                          6.2 PURCHASE PRICE. The Purchase Price of Shares sold
pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a

Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

                          6.3 RESTRICTIONS. Restricted Stock Awards will be
subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

               7. STOCK BONUSES.

                          7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award
of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                          7.2 TERMS OF STOCK BONUSES. The Committee will
determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                          7.3 FORM OF PAYMENT. The earned portion of a Stock
Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                          7.4 TERMINATION DURING PERFORMANCE PERIOD. If a
Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of

Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

               8. PAYMENT FOR SHARE PURCHASES.

                          8.1 PAYMENT. Payment for Shares purchased pursuant to
this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                          (a) by cancellation of indebtedness of the Company to the Participant;

                          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                          (d) by waiver of compensation due or accrued to the Participant for services rendered;

                          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                                         (1)           through a "same day sale"
                                                       commitment from the
                                                       Participant and a
                                                       broker-dealer that is a
                                                       member of the National
                                                       Association of Securities
                                                       Dealers (an "NASD
                                                       DEALER") whereby the
                                                       Participant irrevocably
                                                       elects to exercise the
                                                       Option and to sell a
                                                       portion of the Shares so
                                                       purchased to pay for the
                                                       Exercise Price, and
                                                       whereby the NASD Dealer
                                                       irrevocably commits upon
                                                       receipt of such Shares to
                                                       forward the Exercise
                                                       Price directly to the
                                                       Company; or

                                         (2)           through a "margin"
                                                       commitment from the
                                                       Participant and a NASD
                                                       Dealer whereby the
                                                       Participant irrevocably
                                                       elects to exercise the
                                                       Option and to pledge the
                                                       Shares so purchased to
                                                       the NASD Dealer in a
                                                       margin account as
                                                       security for a loan from
                                                       the NASD Dealer in the
                                                       amount of the Exercise
                                                       Price, and whereby the
                                                       NASD Dealer irrevocably
                                                       commits upon receipt of
                                                       such Shares to forward
                                                       the Exercise Price
                                                       directly to the Company;
                                                       or

                          (f)            by any combination of the foregoing.

                          8.2 LOAN GUARANTEES. The Committee may help the
Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

               9. WITHHOLDING TAXES.

                          9.1 WITHHOLDING GENERALLY. Whenever Shares are to be
issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                          9.2 STOCK WITHHOLDING. When, under applicable tax
laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

                          (a) the election must be made on or prior to the applicable Tax Date;

                          (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

                          (c) all elections will be subject to the consent or disapproval of the
                                         Committee;

                          (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six
                                         (6) months prior to the Tax Date) or
                                         (B) the exercise of the Option or
                                         election to use stock withholding must
                                         be made in the ten (10) day period
                                         beginning on the third day following
                                         the release of the Company's quarterly
                                         or annual summary statement of sales or
                                         earnings; and

                          (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

               10. PRIVILEGES OF STOCK OWNERSHIP.

                          10.1 VOTING AND DIVIDENDS. No Participant will have
any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; PROVIDED, FURTHER, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                          10.2 FINANCIAL STATEMENTS. The Company will provide
financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; PROVIDED, HOWEVER, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

               11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

               12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, PROVIDED, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

               13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

               14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

               15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

               16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

               17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

               18. CORPORATE TRANSACTIONS.

                          18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR.
In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but the Company's shareholders prior to the merger (other than any shareholder that merges, or controls another corporation that merges, with the Company) own less than 51% of the surviving corporation, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

                          18.2 OTHER TREATMENT OF AWARDS. Subject to any greater
rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                          18.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company,
from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

               19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); PROVIDED, HOWEVER, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; PROVIDED, HOWEVER, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

               20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

               21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; PROVIDED, HOWEVER, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

               22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

               23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                                         "AWARD" means any award under this
Plan, including any Option, Restricted Stock or Stock Bonus.

                                         "AWARD AGREEMENT" means, with respect
to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                                         "BOARD" means the Board of Directors of
the Company.

                                         "CODE" means the Internal Revenue Code
of 1986, as amended.

                                         "COMMITTEE" means the committee
appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                                         "COMPANY" means Versant Corporation or
any successor corporation.

                                         "DISABILITY" means a disability,
whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                                         "DISINTERESTED PERSON" means a director
who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under

Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                                         "EXCHANGE ACT" means the Securities
Exchange Act of 1934, as amended.

                                         "EXERCISE PRICE" means the price at
which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                                         "FAIR MARKET VALUE" means, as of any
date, the value of a share of the Company's Common Stock determined as follows:

                          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

                          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

                          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL;

                          (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                          (d) if none of the foregoing is applicable, by the Committee in good faith.

                                         "INSIDER" means an officer or director
of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                                         "OUTSIDE DIRECTOR" means any director
who is not; (a) a current employee of the Company or any Parent or Subsidiary of the Company; (b) a former employee of the Company or any Parent or Subsidiary of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent or Subsidiary of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent or Subsidiary of the Company; PROVIDED, HOWEVER, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

                                         "OPTION" means an award of an option to
purchase Shares pursuant to Section 5.

                                         "PARENT" means any corporation (other
than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                         "PARTICIPANT" means a person who
receives an Award under this Plan.

                                         "PLAN" means this Versant
Corporation1996 Equity Incentive Plan, as amended from time to time.

                                         "RESTRICTED STOCK AWARD" means an award
of Shares pursuant to Section 6.

                                         "SEC" means the Securities and Exchange
Commission.

                                         "SECURITIES ACT" means the Securities
Act of 1933, as amended.

                                         "SHARES" means shares of the Company's
Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                                         "STOCK BONUS" means an award of Shares,
or cash in lieu of Shares, pursuant to Section 7.

                                         "SUBSIDIARY" means any corporation
(other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                         "TERMINATION" or "TERMINATED" means,
for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                               VERSANT CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                             As Adopted May 21, 1996
                            As Amended June 5, 1997,
       June 10, 1998, June 10, 1999, January 17, 2001 and April 25, 2001

               1. ESTABLISHMENT OF PLAN. Versant Corporation (the "COMPANY") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,000,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

               2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

               3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "COMMITTEE") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(c) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

               4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

                          (a) employees who are not employed by the Company or
Subsidiaries fifteen days before the beginning of such Offering Period, except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission

("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") registering the initial public offering of the Company's Common Stock is declared effective by the SEC shall be eligible to participate in the first Offering Period under the Plan;

                          (b) employees who are customarily employed for less
than twenty (20) hours per week;

                          (c) employees who are customarily employed for less
than five (5) months in a calendar year;

                          (d) employees who, together with any other person
whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

               5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on January 31 and July 31 of each year; PROVIDED, HOWEVER, that notwithstanding the foregoing, the first such Offering Period shall commence on the first business day on which price quotations for the Company's Common Stock are available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on July 31, 1998. Except for the first Offering Period, each Offering Period shall consist of four (4) six-month purchase periods (individually, a "PURCHASE PERIOD") during which payroll deductions of the participants are accumulated under this Plan. The first Offering Period shall consist of four Purchase Periods, the first of which shall be greater or less than six months. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Purchase Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

               6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

               7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, PROVIDED, HOWEVER, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

               8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

                          (a) the fair market value on the Offering Date; or

                          (b) the fair market value on the Purchase Date.

                          For purposes of this Plan, the term "FAIR MARKET
VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                          (a) if such Common Stock is then quoted on the Nasdaq
National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

                          (b) if such Common Stock is publicly traded and is
then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

                          (c) if such Common Stock is publicly traded but is not
quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

                          (d) if none of the foregoing is applicable, by the
Board in good faith, which in the case of the First Offering Period will be the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

               9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

                          (a) The purchase price of the shares is accumulated by
regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; PROVIDED, HOWEVER, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

                          (b) A participant may lower (but not increase) the
rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

                          (c) All payroll deductions made for a participant are
credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                          (d) On each Purchase Date, so long as this Plan
remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

                          (e) As promptly as practicable after the Purchase
Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

                          (f) During a participant's lifetime, such
participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

               10. LIMITATIONS ON SHARES TO BE PURCHASED.

                          (a) No employee shall be entitled to purchase stock
under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering

Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

                          (b) No more than two hundred percent (200%) of the
number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

                          (c) No employee shall be entitled to purchase more
than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

                          (d) If the number of shares to be purchased on a
Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

                          (e) Any payroll deductions accumulated in a
participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

               11. WITHDRAWAL.

                          (a) Each participant may withdraw from an Offering
Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

                          (b) Upon withdrawal from this Plan, the accumulated
payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

                          (c) If the purchase price on the first day of any
current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

               12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; PROVIDED that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

               13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

               14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

               The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

               15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

               16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

               17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

               18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

               19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

               20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

               21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); PROVIDED, HOWEVER, that if the First Offering Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

               22. DESIGNATION OF BENEFICIARY.

                          (a) A participant may file a written designation of a
beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

                          (b) Such designation of beneficiary may be changed by
the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

               23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               24. FINANCIAL STATEMENTS. The Company will provide financial statements to each participant prior to such participant's purchase of shares under this Plan, PROVIDED, HOWEVER, the Company will not be required to provide such financial statements to participants whose services in connection with the Company assure them access to equivalent information.

               25. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

               26. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                          (a) increase the number of shares that may be issued
under this Plan;

                          (b) change the designation of the employees (or class
of employees) eligible for participation in this Plan; or

                          (c) constitute an amendment for which stockholder
approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                               VERSANT CORPORATION

                        1996 DIRECTORS STOCK OPTION PLAN

                             As Adopted May 21, 1996
                  As Amended June 5, 1997 and January 17, 2001

               1. PURPOSE. This 1996 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for nonemployee members of the Board of Directors of Versant Corporation (the "COMPANY"), who are described in
Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

               2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; PROVIDED, HOWEVER, that if the Effective Date does not occur on or before December 31, 1996, this Plan and any Options granted hereunder will terminate. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("OPTIONS") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT") the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

               3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be non-qualified stock options ("NQSOS"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

               4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 225,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; PROVIDED, HOWEVER that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

               5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

               6.         ELIGIBILITY AND AWARD FORMULA.

                          6.1 ELIGIBILITY. Options shall be granted only to
directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each such person referred to as an "OPTIONEE").

                          6.2 INITIAL GRANT. Each Optionee who on or after the
Effective Date is or becomes a member of the Board will automatically be granted an Option for 20,000 Shares (the "INITIAL GRANT") on the later of the Effective Date or the date such Optionee first becomes a member of the Board.

                          6.3 SUCCEEDING GRANTS. On each anniversary of an
Initial Grant, if the Optionee then is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, the Optionee will automatically be granted an Option for 10,000 Shares (a "SUCCEEDING GRANT").

               7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to Section 6 above:

                          7.1 FORM OF OPTION GRANT. Each Option granted under
this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                          7.2 VESTING. The date an Optionee receives an Initial
Grant or a Succeeding Grant is referred to in this Plan as the "START DATE" for such Option.

                          (a) INITIAL GRANTS. Each Initial Grant will vest as to
fifty percent (50%) of the Shares upon each of the first two successive anniversaries of the Start Date for such Initial Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

                          (b) SUCCEEDING GRANTS. Each Succeeding Grant will vest
as to fifty percent (50%) of the Shares on each of the first two successive anniversaries of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director or a consultant of the Company.

                          7.3 EXERCISE PRICE. The exercise price of an Option
shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

                          7.4 TERMINATION OF OPTION. Except as provided below in
this Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option shall cease to vest and unvested Options shall expire when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                          (a) TERMINATION GENERALLY. If the Optionee ceases to
be a member of the Board or consultant of the Company for any reason except death or disability, then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee within seven
(7) months after the Termination Date, but in no event later than the Expiration Date.

                          (b) DEATH OR DISABILITY. If the Optionee ceases to be
a member of the Board or consultant of the Company because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "CODE"), then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

               8. EXERCISE OF OPTIONS.

                          8.1 EXERCISE PERIOD. Subject to the provisions of
Section 8.5 of the Plan, Options shall be exercisable immediately (subject to repurchase pursuant to Section 10 of the Plan).

                          8.2 NOTICE. Options may be exercised only by delivery
to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                          8.3 PAYMENT. Payment for the Shares purchased upon
exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                          8.4 WITHHOLDING TAXES. Prior to issuance of the Shares
upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                          8.5 LIMITATIONS ON EXERCISE. Notwithstanding the
exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                          (a) An Option shall not be exercisable until such time
as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 16 hereof.

                          (b) An Option shall not be exercisable unless such
exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                          (c) The Committee may specify a reasonable minimum
number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

               9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

               10. RESTRICTIONS ON SHARES. The Company shall reserve to itself and/or its assignee(s) in the Grant a right to repurchase all unvested Shares held by an Optionee if the Optionee ceases to be a member of the Board or a consultant of the Company. The Company shall exercise such repurchase right within ninety (90) days after the Optionee's Termination Date for cash at the Optionee's original exercise price.

               11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

               12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

               13. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

               14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

               15. ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (OTHER THAN a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) own less than 50% of the shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

               16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); PROVIDED, HOWEVER, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 12 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

               17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

               18. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                          18.1 "PARENT" means any corporation (other than the
Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          18.2 "SUBSIDIARY" means any corporation (other than
the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          18.3 "AFFILIATE" means any corporation that directly,
or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                          18.4 "FAIR MARKET VALUE" means, as of any date, the
value of a share of the Company's Common Stock determined as follows:

                          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

                          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL;

                          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL; or

                          (d) in the case of an Initial Grant made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                          (e) if none of the foregoing is applicable, by the Committee in good faith.

PROXY

                               VERSANT CORPORATION
                              6539 DUMBARTON CIRCLE
                            FREMONT, CALIFORNIA 94555

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned hereby appoints Nick Ordon and Lee McGrath, and each of them, as the Proxyholders, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Versant Corporation (the "Company") held of record by the undersigned on April 24, 2001, at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 14, 2001, and at any adjournment or postponement thereof.

               This Proxy, when properly executed and returned in a timely manner, will be voted at the Meeting and any adjournment or postponement thereof in the manner described herein. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS NOMINEES, FOR PROPOSAL NOS. 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE JUDGMENT AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXYHOLDERS HEREIN ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, TO THE EXTENT AUTHORIZED BY RULE 14A-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

---------                                                          ------------
   SEE                 CONTINUED AND TO BE SIGNED AND DATED            SEE
 RESERVE                        ON REVERSE SIDE                       REVERSE
  SIDE                                                                 SIDE
---------                                                          ------------

                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE                      /X/   PLEASE MARK
ELECTION OF THE SIX NOMINEES AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.                              VOTES AS IN
                                                                                               THIS EXAMPLE.

                                                                                         / /    MARK HERE FOR
                                                                                                ADDRESS CHANGE
                                                                                                AND NOTE BELOW.

1.         Election of Directors.                                                             FOR                 WITHHOLD
                                                                                          All Nominees        From All Nominees
           Nominees:     David Banks, Nick Ordon, Bernhard Woebker, William Henry
                         Delevati, Shyam Rangole and William R. Shellooe                      / /                   / /

           To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

2.         Ratification and approval of amendments to the Company's 1996 Equity             FOR      AGAINST     ABSTAIN
           Incentive Plan to increase the number of shares of Common Stock                  / /        / /         / /
           reserved for issuance thereunder by an aggregate of 1,500,000 shares.

3.         Approval of amendments to the Company's 1996 Employee Stock Purchase             FOR      AGAINST     ABSTAIN
           Plan to increase the number of shares of Common Stock reserved for               / /        / /         / /
           issuance thereunder by an aggregate of 350,000 shares.

4.         Approval of amendment to the Company's 1996 Directors Stock Option               FOR      AGAINST     ABSTAIN
           Plan to increase the number of shares of Common Stock reserved for               / /        / /         / /
           issuance thereunder by 100,000 shares, increase the size of initial grants to directors by 10,000 shares and increase the size of succeeding grants to directors by 5,000 shares.

5.         Ratification of the appointment of Arthur Andersen LLP as the                    FOR      AGAINST     ABSTAIN
           Company's independent auditors for 2001.                                         / /        / /         / /

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign.
Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Printed Name:
              -------------------------------------

Signature:                                               Date:                                       , 2001
           ----------------------------------------            --------------------------------------


                                                                   FOLD AND DETACH HERE